Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Bowl America Incorporated and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 25th day of August, 2021.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 25th day of August, 2021.

BOWLERO CORP.

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

KINGPIN INTERMEDIATE HOLDINGS LLC

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

KINGPIN INTERMEDIATE LLC

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

AMF BOWLING WORLDWIDE INC.

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

AMF BOWLING CENTERS HOLDINGS INC.

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

AMF BOWLING CENTERS, INC.

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

[Signatures continue on the following page.]

POTOMAC MERGER SUB, INC.

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Chief Executive Officer and President

COBALT RECREATION, LLC

By:	/s/ Thomas Shannon
Name:	Thomas Shannon
Title:	Managing Member

THOMAS SHANNON

/s/ Thomas Shannon
Name:	Thomas Shannon

[Signatures continue on the following page.]

A-B PARENT LLC

By: ATAIROS GROUP, INC., its Sole Member

By:	/s/ Clare McGrory
Name:	Clare McGrory
Title:	Authorized Signatory

ATAIROS GROUP, INC.

By:	/s/ Clare McGrory
Name:	Clare McGrory
Title:	Authorized Signatory

ATAIROS PARTNERS, L.P.

By: ATAIROS PARTNERS GP, INC., its general partner

By:	/s/ Clare McGrory
Name:	Clare McGrory
Title:	Authorized Signatory

ATAIROS PARTNERS GP, INC.

By:	/s/ Clare McGrory
Name:	Clare McGrory
Title:	Authorized Signatory

MICHAEL J. ANGELAKIS

/s/ Michael J. Angelakis
Name:	Michael J. Angelakis

Schedule 1

Directors and Officers of Bowlero Corp.

Name	Office	Principal Business Address	Citizenship
Thomas F. Shannon	Director and Chairman; CEO and President	222 W 44th Street New York, New York 10036	United States of America
Brett I. Parker	Director and Vice Chairman; CFO, Executive Vice President, Treasurer, and Secretary	222 W 44th Street New York, New York 10036	United States of America
John Young	Director	222 W 44th Street New York, New York 10036	United States of America
Michael J. Angelakis	Director	40 Morris Road Bryn Mawr, PA 19010	United States of America
Rachael Wagner	Director	620 Fifth Avenue Rockefeller Plaza New York, NY 10020	United States of America
Brandon Hedvat	Director	620 Fifth Avenue Rockefeller Plaza New York, NY 10020	United States of America

Managers and Officers of Kingpin Intermediate Holdings LLC and Kingpin Intermediate LLC

Name	Office	Principal Business Address	Citizenship
Thomas F. Shannon	Sole Manager CEO and President	Kingpin Intermediate Holdings LLC: 222 W 44th Street New York, New York 10036 Kingpin Intermediate LLC: 7313 Bell Creek Road Mechanicsville, VA 23111	United States of America
Brett I. Parker	CFO, Executive Vice President, Treasurer, and Secretary	Kingpin Intermediate LLC: 7313 Bell Creek Road Mechanicsville, VA 23111	United States of America

Directors and Officers of AMF Bowling Worldwide, Inc., AMF Bowling Centers Holdings Inc., AMF Bowling

Centers, Inc. and Potomac Merger Sub, Inc.

Name	Office	Principal Business Address	Citizenship
Thomas F. Shannon	Sole Director CEO and President	7313 Bell Creek Road Mechanicsville, VA 23111	United States of America
Brett I. Parker	CFO, Executive Vice President, Treasurer, and Secretary	7313 Bell Creek Road Mechanicsville, VA 23111	United States of America

Schedule 2

Directors and Officers of Atairos Group, Inc. and Atairos Partners GP, Inc.

Name	Office	Principal Business Address	Citizenship
Michael J. Angelakis	Chairman and Chief Executive Officer	40 Morris Road Bryn Mawr, PA 19010	United States of America
Alexander D. Evans	Director and Vice President	620 Fifth Avenue Rockefeller Plaza New York, NY 10020	United States of America
Melissa Bethell	Director and Vice President	17 Duke of York Street London SW1Y 6LB	United States of America and England
David L. Caplan	Director, Vice President and General Counsel	620 Fifth Avenue Rockefeller Plaza New York, NY 10020	United States of America
Clare McGrory	Director and Chief Financial Officer	40 Morris Road Bryn Mawr, PA 19010	United States of America

EXHIBIT INDEX

1.	Joint Filing Agreement among, dated as of June 7, 2021.

2.

Agreement and Plan of Merger dated as of May 27, 2021, by and among the Company, Parent and Merger Sub (attached as Exhibit 2.1 to the Issuer’s Current Report on Form 8-K (File No. 001-07829) filed with the Securities and Exchange Commission on May 28, 2021 and incorporated herein in its entirety by reference).

3.

Form of Voting and Support Agreement (attached as Exhibit 99.1 to the Issuer’s Current Report on Form 8-K (File No. 001-07829) filed with the Securities and Exchange Commission on May 28, 2021 and incorporated herein in its entirety by reference).

4.

Articles of Merger of Potomac Merger Sub, Inc. with and into Bowl America Incorporated, dated as of August 16, 2021, amending the Amended and Restated Articles of Incorporation of Bowl America Incorporated, as amended as of August 16, 2021 (attached as Exhibit 3.1 to the Issuer’s Current Report on Form 8-K (File No. 001-07829) filed with the Securities and Exchange Commission on August 16, 2021 and incorporated herein in its entirety by reference).

5.

Amended and Restated Bylaws of Bowl America Incorporated (attached as Exhibit 3.2 to the Issuer’s Current Report on Form 8-K (File No. 001-07829) filed with the Securities and Exchange Commission on August 16, 2021 and incorporated herein in its entirety by reference).